EXHIBIT 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Kalmin Corp. (the “Company”) on Form 10-Q for the period ended May 31, 2018, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Teddy Chen An, President and Chairman of the Board of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

1.	The Report fully complies with requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: August 9, 2018	By:	/s/ Teddy Chen An
	Name:	Teddy Chen An
	Title:	President and Chairman of the Board
(principal executive officer and
principal financial and accounting officer)